                                                                   Exhibit 31.2a

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

            PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, Gary J. Dailey, certify that:

      1. I have  reviewed  this  quarterly  report  on  Form  10-Q  of  Everlast
         Worldwide Inc.;

      2. Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

      3. Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

      4. The  registrant's  other  certifying  officer and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for  the
         registrant and we have:
            a) designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;
            b) evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and
            c) disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter ( the registrant's fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

      5. The registrant's other certifying  officer and I have disclosed,  based on our most  recent  evaluation  of  internal  control  over  financial reporting,  to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons  performing the equivalent function):
            a) all  significant  deficiencies  and  material  weaknesses  in the design or operation of internal controls over financial reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and
            b) any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

                                             EVERLAST WORLDWIDE INC.

Dated:  August 13, 2007                      /s/ Gary J. Dailey
                                             -----------------------------------
                                             Gary J. Dailey
                                             Chief Financial Officer